DEFERRED REVENUE	9 Months Ended
Sep. 30, 2022
Deferred Revenue [Abstract]
DEFERRED REVENUE

4.DEFERRED REVENUE

On September 12, 2022, the Company entered into an agreement with Medtronic (the “Medtronic Agreement”) that includes a limited development program, preclinical collaboration to evaluate the performance of various instruments and camera in gynecological procedures, and the potential for future activities associated with the commercial supply of instruments and cameras to Medtronic. The total commitment of work under the Medtronic Agreement is approximately $2.6 million, which the Company expects to complete in 2023. In May 2022, the Company received a purchase order from Medtronic for the $2.6 million and received a $1.2 million deposit in July 2022, which was recorded as deferred revenue and will be recognized as revenue upon fulfilling its performance obligations under the Medtronic Agreement along with the remaining receipt of approximately $1.4 million.